UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 27, 2016

(Date of Report/Date of earliest event reported)

DOMTAR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33164	20-5901152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

234 Kingsley Park Drive, Fort Mill, SC 29715

(Address and zip code of principal executive offices)

(803) 802-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02Results of Operations and Financial Condition

On July 27, 2016, Domtar Corporation issued a news release reporting earnings for the second quarter of 2016 and announced that it will be holding a webcast and a conference call to present its second quarter 2016 financial results on Wednesday, July 27, at 10:00 a.m. (ET). A copy of the news release is being furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibits 99.1: News release of Domtar Corporation, dated July 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMTAR CORPORATION
(Registrant)

By:	/s/ Razvan L. Theodoru
	Name:	Razvan L. Theodoru
	Title:	Vice-President, Corporate Law and Secretary

Date:	July 27, 2016

Exhibit Index

Exhibit No.	Exhibit
99.1	News Release of Domtar Corporation, dated July 27, 2016

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